Exhibit 99.3
Answers to Employees’ Questions about the Proposed Transaction
1.	Why are you selling the company?

After a thorough evaluation, the board concluded that this transaction will deliver a substantial return to our shareholders with significant value and immediate liquidity. This transaction offers compelling value to our shareholders and is in the best interests of all of our constituents, including customers, employees, investors, suppliers, partners and communities in which we operate. The offer price of $135 per Lubrizol share represents a premium of approximately 28% to the closing price on Friday, March 11, 2011, and an 18% premium to the all-time high closing stock price.

Additionally, we believe that Berkshire Hathaway’s long-term investment philosophy will allow us to continue to grow our business and serve our customers by providing them with the innovative technology necessary for their success.

2.	Who is Berkshire Hathaway?

Berkshire Hathaway is a Fortune 100 company with more than $135 billion in revenues and more than 70 different businesses internationally. Berkshire Hathaway and its subsidiaries engage in diverse business activities including property and casualty insurance and reinsurance, utilities and energy, freight rail transportation, finance, manufacturing, retailing and services. Berkshire’s CEO, Warren Buffett, is one of the world’s most respected business leaders, and Berkshire Hathaway has an extensive track record of investing for the long run. For more information, visit www.berkshirehathaway.com.

3.	Why is this change good for employees?

This transaction will allow us to continue to operate as The Lubrizol Corporation and remain focused on our long-term plans without the constraints of short-term public market requirements. Berkshire Hathaway’s philosophy of supporting long-term investment will allow Lubrizol to continue to successfully grow and invest in the enterprise. We believe this change in ownership is in the best interests of all of our constituents, including our employees, customers, investors, suppliers, partners and communities in which we operate.

4.	If employees own stock in the company, do they benefit from this transaction?

This transaction offers compelling value to all our shareholders, including employee shareholders. Any Lubrizol stock — including any held in retirement accounts — will be valued at $135 per share at the close of the proposed transaction.

5.	How long before the transaction closes? What approvals are required?

The transaction is expected to close during the third quarter of 2011, subject to the receipt of shareholder approval and the satisfaction of customary closing conditions including the expiration of waiting periods and the receipt of approvals under the Hart-Scott-Rodino Antitrust Improvements Act and applicable non-U.S. merger control regulations.

6.	What can employees expect in the interim?

Until the closing, Lubrizol and Berkshire Hathaway remain separate companies, and it will be business as usual. Employees should continue to focus on serving our customers with the same high level of service that they have come to expect from Lubrizol. Even after the closing, there will be little, if any, change in day-to-day operations for Lubrizol employees.

7.	What does this transaction mean for my job? Will there be any changes in employee benefits and compensation?

Berkshire Hathaway believes that Lubrizol is a well-run company and that our solid foundation, along with our talented employees, positions us well for the future. We do not anticipate any significant change in daily Lubrizol operations. Both Lubrizol and Berkshire Hathaway are committed to providing competitive a compensation and benefits package that will allow us to attract and retain the talent needed to successfully drive Lubrizol forward. It is very important that we remain completely focused on our business and continue to deliver the superior products and services that our customers have come to rely upon.

8.	After the closing of the transaction, what will the combined company be called, where will it be headquartered, and who will lead it?

Lubrizol will keep its name and headquarters. It will become part of the Berkshire Hathaway family of businesses after the closing of this transaction. Berkshire Hathaway plans to retain the current management team.

9.	How will this transaction affect our relationship with our customers?

This transaction is a significant win for our customers. Berkshire Hathaway’s long-term investment philosophy will allow Lubrizol to continue to successfully grow while focusing on our customers’ needs.

10.	Why did the management not inform employees first? Why did I have to read about it in the media?

We realize that hearing about this in the public domain might have been frustrating for our valued employees. However since we are a publicly listed company and are constrained by securities laws and other legal considerations, we were unable to inform our employees before we formally notified the public markets.

11.	Do I still work for Lubrizol? Or do I work for Berkshire Hathaway?

Lubrizol employees will continue to work for Lubrizol. Once the transaction closes, Lubrizol will simply be part of the Berkshire Hathaway family of businesses.

12.	How should I respond to questions from the media, investors, customers or suppliers about the transaction?

The Securities and Exchange Commission has strict rules regarding communication on pending transactions. Therefore, it is essential that all inquiries from the media or investors be routed through the proper Lubrizol representatives. Absolutely do not discuss this matter with the media, investors or other third parties; direct all such inquiries to Mark Sutherland or Julie Young.

Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Lubrizol’s operations and business environment that are difficult to predict and may be beyond the control of Lubrizol. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by forward-looking statements. Uncertainties and risk factors that could affect the future performance of Lubrizol and cause results to differ from the forward-looking statements in this release include, but are not limited to, Lubrizol’s ability to manage margins in an environment of volatile raw material costs; conditions affecting Lubrizol’s customers, suppliers and the industries that it serves; competitors’ responses to Lubrizol’s products; changes in accounting, tax or regulatory practices or requirements; other factors that are set forth in management’s discussion and analysis of Lubrizol’s most recently filed reports with the Securities and Exchange Commission; and uncertainties associated with the proposed acquisition of Lubrizol by Berkshire Hathaway, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. The forward-looking statements contained herein represent the companies’ judgment as of the date of this release and they caution readers not to place undue reliance on such statements. Berkshire and Lubrizol assume no obligations to update the forward-looking statements contained in this release.
Participants in Solicitation
Lubrizol and its directors and officers may be deemed to be participants in the solicitation of proxies from Lubrizol’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information about Lubrizol’s directors and executive officers and their ownership of Lubrizol’s common stock is set forth in its Form 10-K which was filed with the SEC on February 25, 2011 and the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the SEC on March 17, 2010. Shareholders may obtain additional information regarding the interests of Lubrizol and its directors and executive officers in the proposed transaction, which may be different than those of Lubrizol’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.
Additional Information
In connection with the proposed transaction, Lubrizol will file a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND LUBRIZOL. You will be able to obtain the proxy statement, as well as other filings containing information about Lubrizol, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by Lubrizol with the SEC can also be obtained, free of charge, by directing a request to The Lubrizol Corporation, 29400 Lakeland Boulevard, Wickliffe, Ohio 44092-2298, attention: Mark Sutherland, or by calling Mark Sutherland at (440) 347-1206.